                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


               Current Form Pursuant to Section 13 or 15 (d) of
                     The Securities Exchange Act of 1934


                                  May 18, 2000
             ------------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                           INTERNATIONAL PAPER COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


       New York                      1-3157                     13-0872805
------------------------        -----------------         ----------------------
(State of Incorporation)        (Commission File)             (IRS Employer
                                                          Identification Number)


                   Two Manhattanville Road, Purchase, NY 10577
                   -------------------------------------------
                    (Address of Principal executive offices)


                                  914-397-1500
                                 ---------------
                                 (Telephone No.)

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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

            N/A

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

            N/A

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

            N/A

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            N/A

ITEM 5.     OTHER EVENTS

            The Company announced in a press release that the Department of Justice has completed its antitrust review of the proposed acquisition of Champion International by International Paper, clearing the way for the companies to proceed with the deal announced last week.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS

            N/A

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (a)   Financial Statements:  N/A


            (b)   Pro Forma Financial Information:  N/A


            (c)    Exhibits

                  (99) Press Release dated May 18, 2000.


ITEM 8.     CHANGES IN FISCAL YEAR

            N/A

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    INTERNATIONAL PAPER COMPANY
                                    (Registrant)



Date: May 19, 2000                  /s/ CAROL M. SAMALIN
      Purchase, NY                  -------------------------------
                                    Carol M. Samalin
                                    Assistant Secretary